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                                                 EXHIBIT 24





                          POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

    HERBERT L. HENKEL, does hereby appoint and constitute James A. Eder and Robert J. Cobuzzi and each of them, with full power of substitution, as his agent and attorney-in-fact to execute in his name, place and stead (whether on behalf of the undersigned individually or as a director of said Corporation or otherwise) a Registration Statement on Form S-8 relating to the Stock Option Plan for Key Employees of Servotronix Ltd, and all instruments necessary or advisable in connection with such Registration Statement; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

        IN WITNESS WHEREOF the undersigned has executed this form this 28th day of November, 1997.


                                /s/  Herbert L. Henkel

                                 Herbert L. Henkel


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                          POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

    JAMES H. KASSCHAU does hereby appoint and constitute James A. Eder and Robert J. Cobuzzi and each of them, with full power of substitution, as his agent and attorney-in-fact to execute in his name, place and stead (whether on behalf of the undersigned individually or as a director of said Corporation or otherwise) a Registration Statement on Form S-8 relating to the Stock Option Plan for Key Employees of Servotronix Ltd, and all instruments necessary or advisable in connection with such Registration Statement; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

        IN WITNESS WHEREOF the undersigned has executed this form this 28th day of November, 1997.


                               /s/  James H. Kasschau

                                 James H. Kasschau

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                          POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

    J. DOUGLAS MAXWELL, JR. does hereby appoint and constitute James A. Eder and Robert J. Cobuzzi and each of them, with full power of substitution, as his agent and attorney-in-fact to execute in his name, place and stead (whether on behalf of the undersigned individually or as a director of said Corporation or otherwise) a Registration Statement on Form S-8 relating to the Stock Option Plan for Key Employees of Servotronix Ltd, and all instruments necessary or advisable in connection with such Registration Statement; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

        IN WITNESS WHEREOF the undersigned has executed this form this 28th day of November, 1997.


                                /s/  J. Douglas Maxwell, Jr.

                                 J. Douglas Maxwell, Jr.

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                          POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

    ROBERT N. PARKER does hereby appoint and constitute James A. Eder and Robert J. Cobuzzi and each of them, with full power of substitution, as his agent and attorney-in-fact to execute in his name, place and stead (whether on behalf of the undersigned individually or as a director of said Corporation or otherwise) a Registration Statement on Form S-8 relating to the Stock Option Plan for Key Employees of Servotronix Ltd, and all instruments necessary or advisable in connection with such Registration Statement; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

        IN WITNESS WHEREOF the undersigned has executed this form this 28th day of November, 1997.


                               /s/  Robert N. Parker

                                 Robert N. Parker
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                          POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

    GEORGE P. STEPHAN, does hereby appoint and constitute James A. Eder and Robert J. Cobuzzi and each of them, with full power of substitution, as his agent and attorney-in-fact to execute in his name, place and stead (whether on behalf of the undersigned individually or as a director of said Corporation or otherwise) a Registration Statement on Form S-8 relating to the Stock Option Plan for Key Employees of Servotronix Ltd, and all instruments necessary or advisable in connection with such Registration Statement; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

        IN WITNESS WHEREOF the undersigned has executed this form this 28th day of November, 1997.


                                /s/  George P. Stephan

                                 George P. Stephan